Exhibit 99.1 October 31, 2019 DATA RELEASE Allergic Conjunctivitis Allergen Chamber Clinical Methods Trial Expanded Data Release Nasdaq: ALDX © Aldeyra Therapeutics, Inc. 2019Exhibit 99.1 October 31, 2019 DATA RELEASE Allergic Conjunctivitis Allergen Chamber Clinical Methods Trial Expanded Data Release Nasdaq: ALDX © Aldeyra Therapeutics, Inc. 2019

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier clinical trials may not be predictive of future results. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of October 31, 2019, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. 2Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier clinical trials may not be predictive of future results. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of October 31, 2019, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. 2

The Prevalence and Economic Burden of Allergic Conjunctivitis is Rising


Allergic Rhinitis
Allergic Conjunctivitis
Allergic Asthma

Allergic diseases are **hyperendemic and prevalence is increasing**



Allergic conjunctivitis affects **more than 1 billion people worldwide**, including 100 million in the U.S.



Temperatures and CO_2 levels are **rising**



Allergy seasons are getting **longer and more severe**



Pollen is spreading to **new areas**

Millions of patients continue to suffer and new treatments are needed

Source: Ziska LH, Makra L, Harry, SK, et al. Lancet Planetary Health. 2019; Trends in prevalence and treatment of ocular allergy – Curr. Opin. Allergy Clin. Immunol. 2014 Oct; White Book on Allergy (2013 Update) ; Singh K, Axelrod S, Bielory L, J Allergy Clin Immunol. 2010; Pitt AD, Smith AF, Lindsell L, et al. Ophthal. Epidemiol. 2004.

3

Physicians and Patients Say That Currently Available Treatments Are Inadequate

30 million

Up to 30 million of allergic conjunctivitis sufferers in the U.S. **do not respond adequately** to or are **dissatisfied with antihistamines**

24%

Antihistamines are not effective in an estimated 24% of treated allergic conjunctivitis patients

Many allergic conjunctivitis **patients make significant sacrifices** due to lack of drug activity

1 in 5

Nearly **1 in 5** of allergic conjunctivitis patients are using corticosteroid and/or NSAID eye drops*

The allergic conjunctivitis patient population is underserved, and novel therapies are in demand.

*IQVIA analysis of diagnosed AC patients utilizing topical ocular Rx treatments.
Source: Aldeyra internal estimates based on primary and secondary market research; published literature

4

Reproxalap's Novel Mechanism of Action Has The Potential to Provide Differentiated Activity Versus Antihistamines



Histaminic Phase
(minutes)
Post-Histaminic Phase
(builds over hours)
Allergic
Inflammation
Mediators
Increasing Allergy Symptoms
Inflammatory cell recruitment
Cell activation
RASP
Scavenger Receptor A
NFκB pathway
Inflammasome
activation
Degranulation:
release of
histamine & other
inflammatory
mediators
RASP
Allergen exposure
Time

Reproxalap

- Reproxalap irreversibly inhibits RASP, limiting allergic inflammation.
- Reproxalap has the potential to be uniquely effective in post-histaminic allergy, which affects all allergic conjunctivitis patients.

RASP = Reactive Aldehyde Species

5

The Allergen Chamber is Designed to Mimic Real-World Exposure to Airborne Allergens With Control and Consistency

Clinical Model Comparison
For Allergic Conjunctivitis Clinical Trial Design

Allergen Field Study

Patients administer drug at home during allergy season and maintain a journal.

- ✓ Real-world exposure to allergen
- ✓ Repeated exposure to allergen throughout study
- × Uncontrolled allergen content and concentration
- × Variable participant behavior

Conjunctival Allergen Challenge

Investigator administers one drop of allergen mixture on to conjunctiva and records results.

- ✓ Specified allergen content and concentration
- ✓ Participants observed and assisted by investigator
- × Artificial allergen exposure
- × Single exposure limitation

Allergen Chamber

Investigator monitors and assists patients in a controlled allergen chamber.

- ✓ Real-world exposure to allergen
- ✓ Specified allergen content and concentration
- ✓ Repeated exposure to allergen throughout study
- ✓ Participants observed and assisted by investigator
- ✓ Assessment of prophylaxis and treatment

aldeyra
6

The Allergen Chamber: A Demanding Real-World Drug Assessment in Allergic Conjunctivitis • To our knowledge, no late-stage investigational allergic conjunctivitis drug has been rigorously tested in an allergen chamber. • The allergen chamber enables a controlled, environmental allergen exposure that mimics real-world exposure to airborne allergens. • Subjects are exposed to allergen continuously for approximately 3.5 hours. • Subject-reported ocular itch and tearing scores, and investigator-assessed redness scores, are obtained approximately every 10 minutes. • Drug or vehicle is administered prior to allergen exposure and at 90 minutes, when peak symptoms typically occur. • The chamber allows for detailed assessment of prophylaxis and treatment with unparalleled standardization. 7 Source: Cliantha ResearchThe Allergen Chamber: A Demanding Real-World Drug Assessment in Allergic Conjunctivitis • To our knowledge, no late-stage investigational allergic conjunctivitis drug has been rigorously tested in an allergen chamber. • The allergen chamber enables a controlled, environmental allergen exposure that mimics real-world exposure to airborne allergens. • Subjects are exposed to allergen continuously for approximately 3.5 hours. • Subject-reported ocular itch and tearing scores, and investigator-assessed redness scores, are obtained approximately every 10 minutes. • Drug or vehicle is administered prior to allergen exposure and at 90 minutes, when peak symptoms typically occur. • The chamber allows for detailed assessment of prophylaxis and treatment with unparalleled standardization. 7 Source: Cliantha Research

Reproxalap Allergen Chamber Clinical Trial Design*

- **Primary objective:**
  - Evaluate efficacy of reproxalap ophthalmic solution vs. vehicle to confirm dosing regimen and sample size for Phase 3 clinical testing
- **Inclusion/exclusion criteria:**
  - History of moderate to severe allergic conjunctivitis to ragweed pollen
  - Itching score of ≥ 2.5 or redness score ≥ 2 in baseline chamber test
- **Endpoints:**
  - Patient-reported ocular itch score and tearing score
  - Investigator-assessed ocular redness score
  - Total ocular symptom score

Three-Way Randomized Crossover



N=22
Reproxalap 0.25%
Reproxalap 0.5%
Vehicle
N=22
Reproxalap 0.5%
Vehicle
Reproxalap 0.25%
N=22
Vehicle
Reproxalap 0.25%
Reproxalap 0.5%

aldeyra

*The reproxalap allergen chamber clinical trial was a Phase 1/2 methods development study. Further information can be found on www.clinicaltrials.gov: Trial #NCT03709121.

8

Reproxalap Showed Greater and More Durable Clinical Responses Than Vehicle in Allergen Chamber Clinical Trial Ocular Itch Score (0-100) During 3.5 Hours of Allergen Exposure Ocular Redness Score (0-4) During 3.5 Hours of Allergen Exposure MMRM p < 0.0001 MMRM p < 0.0001 First Dose First Dose 5 min Before 5 min Before Chamber Chamber Entry Entry Statistically significant reduction in ocular itch vs. vehicle Statistically significant reduction in ocular redness vs. for more than three hours of exposure to allergen vehicle for more than three hours of exposure to allergen 9 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66 MMRM = Mixed Effect Model Repeated MeasuresReproxalap Showed Greater and More Durable Clinical Responses Than Vehicle in Allergen Chamber Clinical Trial Ocular Itch Score (0-100) During 3.5 Hours of Allergen Exposure Ocular Redness Score (0-4) During 3.5 Hours of Allergen Exposure MMRM p < 0.0001 MMRM p < 0.0001 First Dose First Dose 5 min Before 5 min Before Chamber Chamber Entry Entry Statistically significant reduction in ocular itch vs. vehicle Statistically significant reduction in ocular redness vs. for more than three hours of exposure to allergen vehicle for more than three hours of exposure to allergen 9 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66 MMRM = Mixed Effect Model Repeated Measures

Reproxalap Demonstrated Prophylactic and Treatment Activity in Allergen Chamber Clinical Trial Total Ocular Symptom Score (0-11 scale) During 3.5 Hours of Allergen Exposure MMRM p < 0.0001 First Dose 5 min Before Chamber Entry Statistically significant reduction in all assessed ocular symptoms and signs (itch, redness, and tearing) for more than three hours of exposure to allergen 10 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66 MMRM = Mixed Effect Model Repeated MeasuresReproxalap Demonstrated Prophylactic and Treatment Activity in Allergen Chamber Clinical Trial Total Ocular Symptom Score (0-11 scale) During 3.5 Hours of Allergen Exposure MMRM p < 0.0001 First Dose 5 min Before Chamber Entry Statistically significant reduction in all assessed ocular symptoms and signs (itch, redness, and tearing) for more than three hours of exposure to allergen 10 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66 MMRM = Mixed Effect Model Repeated Measures

Relative to Vehicle Treatment, Fewer Reproxalap-Treated Subjects Reached Sustained Ocular Itch Scores >2 in Allergen Chamber Clinical Trial Proportion of Subjects with Sustained Ocular Itch Scores >2 (0-4 Scale) Development of sustained ocular itch scores of greater than or equal to 2 (scale 0 – 4) was slower and less frequent in reproxalap-treated subjects than in vehicle-treated subjects, supporting the clinical relevance of the itch score results. *Time to response analysis baseline adjusted, p-value of log-rank analysis. 11 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66Relative to Vehicle Treatment, Fewer Reproxalap-Treated Subjects Reached Sustained Ocular Itch Scores >2 in Allergen Chamber Clinical Trial Proportion of Subjects with Sustained Ocular Itch Scores >2 (0-4 Scale) Development of sustained ocular itch scores of greater than or equal to 2 (scale 0 – 4) was slower and less frequent in reproxalap-treated subjects than in vehicle-treated subjects, supporting the clinical relevance of the itch score results. *Time to response analysis baseline adjusted, p-value of log-rank analysis. 11 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66

Reproxalap Was Generally Well Tolerated and No Safety Concerns Were Observed in Allergen Chamber Clinical Trial • No observed safety or tolerability concerns • Most common treatment-emergent event was transient instillation site irritation • No observed findings on safety assessments: • Visual Acuity (ETDRS chart) • Intraocular pressure (contact tonometry) • Slit lamp biomicroscopy • Dilated fundoscopy • Topical ocular reproxalap has now been administered to over 1,000 patients across twelve clinical trials. 12Reproxalap Was Generally Well Tolerated and No Safety Concerns Were Observed in Allergen Chamber Clinical Trial • No observed safety or tolerability concerns • Most common treatment-emergent event was transient instillation site irritation • No observed findings on safety assessments: • Visual Acuity (ETDRS chart) • Intraocular pressure (contact tonometry) • Slit lamp biomicroscopy • Dilated fundoscopy • Topical ocular reproxalap has now been administered to over 1,000 patients across twelve clinical trials. 12

The INVIGORATE Phase 3 Clinical Trial Design

- **Primary endpoint:**
  - Statistical significance in ocular itch (0-4 scale) at a majority of eleven time points between 110 and 210 minutes
- **Secondary endpoints:**
  - Investigator-assessed ocular redness score
  - Patient-reported ocular tearing score
  - Total ocular symptom score
- **Inclusion/exclusion criteria:**
  - Same as prior allergen chamber trial
- **Dosing schedule and chamber exposure:**
  - Same as prior allergen chamber trial

Two-Way Randomized Crossover


N≈50
Reproxalap 0.25%
Vehicle
N≈50
Vehicle
Reproxalap 0.25%

Agreement on trial design and primary endpoint reached with FDA on October 1, 2019.

aldeyra

Contingent on funding, clinical results, regulatory review, and other factors.

13

Confirmed INVIGORATE Phase 3 Primary Endpoint * Achieved in Allergen Chamber Clinical Trial Ocular Itching Score (0-4) During 3.5 Hours of Allergen Exposure Allergen chamber time p value point 112 0.0002 122 0.0004 132 0.0002 142 0.0044 152 0.0001 172 <0.0001 192 <0.0001 First Dose 212 0.0002 5 min Before Chamber Entry All time points from 110 to 210 minutes were statistically significant in allergen chamber trial. * The safety and efficacy results of later phase or subsequent clinical trials may not confirm the results of earlier trials; p-value derived from Mixed effect Model Repeat Measurement (MMRM) time point analyses. 14 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66Confirmed INVIGORATE Phase 3 Primary Endpoint * Achieved in Allergen Chamber Clinical Trial Ocular Itching Score (0-4) During 3.5 Hours of Allergen Exposure Allergen chamber time p value point 112 0.0002 122 0.0004 132 0.0002 142 0.0044 152 0.0001 172 <0.0001 192 <0.0001 First Dose 212 0.0002 5 min Before Chamber Entry All time points from 110 to 210 minutes were statistically significant in allergen chamber trial. * The safety and efficacy results of later phase or subsequent clinical trials may not confirm the results of earlier trials; p-value derived from Mixed effect Model Repeat Measurement (MMRM) time point analyses. 14 Source: Aldeyra Therapeutics allergen chamber clinical trial – reproxalap 0.25% (ClinicalTrials.gov #NCT03709121); n=66

INVIGORATE Phase 3 Trial Design And Primary Endpoint Confirmed

Positive Allergen Chamber Clinical Trial Results

- Reproxalap showed greater and durable clinical responses vs. vehicle
  - Statistically significant reduction in ocular itch ($p < 0.0001$), ocular redness ($p < 0.0001$), and total ocular symptoms score ($p < 0.0001$)
- Reproxalap demonstrated prophylaxis and treatment activity for more than three hours of continuous allergen exposure
- Clinical relevance of itch score results supported by responder analysis
  - Less frequent development of sustained ocular itch score ≥ 2 in reproxalap-treated subjects vs. vehicle (0-4 scale)

INVIGORATE Phase 3 Clinical Trial

- Design and primary endpoint agreement with FDA on October 1, 2019
  - Dosing schedule and chamber exposure same as prior allergen chamber trial
  - Phase 3 primary endpoint defined as statistical significance in ocular itching at a majority of time points over a pre-specified range
- Confirmed primary endpoint achieved in prior allergen chamber clinical trial*

Expected to initiate H1 2020

aldeyra

*The safety and efficacy results of later phase or subsequent clinical trials may not confirm the results of earlier trials.

15

Upcoming and Recently Achieved Development Milestones:* Novel Approaches to Address Immune-Mediated Disease

○ = Ocular Diseases
○ = Systemic Diseases

- ✓ Reproxalap allergic conjunctivitis design for **INVIGORATE Phase 3 confirmed October 2019**
- ○ ADX-2191 proliferative vitreoretinopathy **GUARD Phase 3 - Part 1 clinical trial initiation Q4 2019**
- ○ ADX-1612 post-transplant lymphoproliferative disorder **Phase 2 clinical trial initiation H2 2019**
- ○ Reproxalap dry eye disease **RENEW Phase 3 - Part 1 completion Q4 2019**
- NEW Reproxalap allergic conjunctivitis **INVIGORATE Phase 3 initiation H1 2020**
- ✓ ADX-629 systemic **Phase 1 clinical trial initiation H2 2019**
- ✓ Reproxalap Sjögren-Larsson Syndrome **RESET Phase 3 - Part 1 completion Q2 2019**
- ✓ **Positive** reproxalap allergic conjunctivitis **allergen chamber trial top-line results**
- ✓ Reproxalap dry eye disease **RENEW Phase 3 - Part 1 clinical trial initiation April 2019**
- ✓ **Positive** reproxalap allergic conjunctivitis **ALLEVIATE Phase 3 trial results March 2019**

aldeyra

*Contingent on funding, regulatory review, clinical results and other factors

16